UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 17, 2013

Date of Report (Date of earliest event reported)

Pulse Electronics Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-05375	23-1292472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12220 World Trade Drive
San Diego, CA 92128
(Address of principal executive offices)

(858) 674-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2013 annual meeting of the Company’s shareholders (the “Annual Meeting”) held on May 17, 2013, the shareholders of the Company approved amendments (the “Charter Amendments”) to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”). The Charter Amendments, which were filed with the Pennsylvania Department of State on May 20, 2013, provide for the following changes to the Company's Amended and Restated Articles of Incorporation:

Increased Number of Shares of Common Stock the Company May Issue

The Charter Amendments increased the number of shares of common stock, par value $0.125 per share (the "Common Stock"), the Company is authorized to issue from 275,000,000 shares to 310,000,000 shares and increased the number of authorized shares of the Company’s preferred stock, no par value (the “Preferred Stock”), from 1,000 shares to 2,000 shares.

Reverse Stock Split of the Company’s Common Stock

Pursuant to the Charter Amendment, the Company is effectuating a one-for-ten reverse split (the "Reverse Split") of its Common Stock. The Company's shareholders approved the Reverse Split at the Annual Meeting, as further described in Item 5.07 hereto. Following the Annual Meeting, the Board of Directors of the Company chose a reverse split ratio of one-for-ten, a ratio within the range approved by the Company's shareholders at the Annual Meeting. The Reverse Split will be effective at 12:01 a.m. on May 22, 2013. Shareholders will receive information from Registrar & Transfer Company, the Exchange Agent for the Reverse Split. The number of shares of Common Stock the Company will be authorized to issue after the Reverse Split will be adjusted to 31,000,000.

Changed the Terms of the Conversion Rate of the Company’s Series A Preferred Stock

The Charter Amendments increased the conversion rate of the Company’s Series A Preferred Stock, no par value (the “Series A Preferred Stock”), so that such Series A Preferred Stock, together with such Common Stock delivered to Oaktree Capital Management and its affiliated funds (“Oaktree”) pursuant to the investment agreement the Company entered into with Oaktree on November 7, 2012 (the “Investment Agreement”), shall equal 67.9% of the Common Stock (on a fully diluted basis immediately following November 19, 2012, the initial date of the Company’s recapitalization, and without giving effect to shares of Common Stock and warrants owned by Oaktree prior to that date). Previously, the Series A Preferred Stock was convertible into such shares of the Common Stock that, taken together with the shares of Common Stock delivered to Oaktree pursuant to the Investment Agreement, would equal 64.3795% of the Common Stock (on a fully diluted basis immediately following November 19, 2012, the initial date of the Company’s recapitalization, and without giving effect to shares of the Common Stock and warrants owned by Oaktree prior to that date).

A copy of the Charter Amendments is filed as Exhibit 3.3 to this Current Report on Form 8-K, the text of which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The Company held its annual shareholders meeting on May 17, 2013.

(b)           The final results, as certified by the Inspector of Election, for each item voted on are set forth below. Unless otherwise indicated, figures below represent shares of Common Stock voted.

1.	Elect seven directors for a one year term.

Each of the nominees — John E. Burrows, Jr., Justin C. Choi, Steven G. Crane, Gary E. Sutton, Ralph E. Faison, John E. Major, and Daniel E. Pittard — was elected as a director.

John E. Burrows, Jr.
FOR	WITHHOLD	BROKER NON-VOTE
52,154,287	1,973,009	17,293,920

Justin C. Choi
FOR	WITHHOLD	BROKER NON-VOTE
52,183,203	1,944,093	17,293,920

Steven G. Crane
FOR	WITHHOLD	BROKER NON-VOTE
49,278,205	4,849,091	17,293,920

Gary E. Sutton
FOR	WITHHOLD	BROKER NON-VOTE
52,192,494	1,934,802	17,293,920

Ralph E. Faison
FOR	WITHHOLD	BROKER NON-VOTE
52,162,302	1,964,994	17,293,920

John E. Major
FOR	WITHHOLD	BROKER NON-VOTE
51,486,167	2,641,129	17,293,920

Daniel E. Pittard
FOR	WITHHOLD	BROKER NON-VOTE
52,194,195	1,934,802	17,293,920

2.	Ratify the selection of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2013.

Shareholders ratified the selection of KPMG, LLP as follows:

FOR	AGAINST	ABSTAIN
67,439,623	1,408,888	2,572,705

3.	Approve the adoption of an amendment to the Company’s Articles of Incorporation to effect a reverse split of the Company’s common stock.

Shareholders approved the adoption of the amendment to the Company’s Articles of Incorporation to effect a reverse split as follows:

FOR	AGAINST	ABSTAIN
67,451,840	3,896,265	73,111

4.	Approve the adoption of an amendment to the Company’s Articles of Incorporation to increase the conversion ratio of the Company’s outstanding Series A Preferred Stock.

Shareholders approved the adoption of the amendment to the Company’s Articles of Incorporation to increase the conversion ratio of the Company’s outstanding Series A Preferred Stock as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
55,651,228	2,093,984	80,563	13,595,441

Series A Preferred Stock
FOR	AGAINST	ABSTAIN
1,000	0	0

5.	Approve the adoption of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock and Preferred Stock.

Shareholders approved the adoption of the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock and Preferred Stock as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
48,788,964	5,297,132	41,198	17,293,922

Series A Preferred Stock
FOR	AGAINST	ABSTAIN
1,000	0	0

6.
Approve an amendment of the 2012 Omnibus Incentive Compensation Plan (the “Plan”) to increase the maximum number of shares of common stock issuable to any person in a calendar year under such Plan from 600,000 shares to 2.5 million shares.

Shareholders approved the adoption of the amendment to the Plan as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
51,153,511	2,907,139	61,646	17,298,920

A copy of the amendment to the Plan is filed as Exhibit 10.35(1) to this Current Report on Form 8-K, the text of which is incorporated herein by reference.

7.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

On an advisory basis, shareholders voted in favor of the Company’s executive compensation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
51,384,604	2,159,261	583,431	17,293,920

Item 8.01 Other Events.

On May 20, 2013, the Company issued a press release announcing the Reverse Split. As announced in the press release, the Common Stock will begin trading on the New York Stock Exchange on a split-adjusted basis when the market opens on Wednesday, May 22, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.3	Amendments to Pulse Electronics Corporation’s Amended and Restated Articles of Incorporation
10.35(1)	Amendment to Pulse Electronics Corporation’s 2012 Omnibus Incentive Compensation Plan
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Electronics Corporation

Date: May 20, 2013	By:	/s/ Drew A. Moyer
Drew A. Moyer
Senior Vice President and Chief Financial Officer